                                                                    Exhibit 24.1

                               POWERS OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Jerry A. Grundhofer as his or her attorney-in-fact with power of substitution for him or her in any and all capacities, to sign any amendments, supplements, subsequent registration statements relating to the offering to which this Registration Statement relates, or other instruments he deems necessary or appropriate, and to file the same, with exhibits thereto, and other documents in connection therewith, with the SEC, hereby ratifying and confirming all that said attorney-in-fact or his substitute may do or cause to be done by virtue hereof.

                      Signature                         Title
                      ---------                         -----


                  /s/ PAUL M. BAKER                     Director
        --------------------------------------
                    Paul M. Baker


                /s/ MICHAEL E. BATTEN                   Director
        --------------------------------------
                  Michael E. Batten


             /s/ JAMES R. BRIDGELAND, JR.               Director
        --------------------------------------
               James R. Bridgeland, Jr.


            /s/ LAURANCE L. BROWNING, JR.               Director
        --------------------------------------
              Laurance L. Browning, Jr.


                /s/ ROBERT C. BUCHANAN                  Director
        --------------------------------------
                  Robert C. Buchanan


               /s/ VICTORIA B. BUYNISKI                 Director
        --------------------------------------
                 Victoria B. Buyniski


              /s/ SAMUEL M. CASSIDY, III                Director
        --------------------------------------
                Samuel M. Cassidy, III


              /s/ GEORGE M. CHESTER, JR.                Director
        --------------------------------------
                George M. Chester, Jr.


                /s/ V. ANDERSON COOMBE                  Director
        --------------------------------------
                  V. Anderson Coombe

               /s/ JOHN C. DANNEMILLER                  Director
        --------------------------------------
                 John C. Dannemiller


               /s/ ROGER L. FITZSIMONDS                 Director
        --------------------------------------
                 Roger L. Fitzsimonds


                 /s/ JAMES L. FORBES                    Director
        --------------------------------------
                   James L. Forbes


                 /s/ DAVID B. GARVIN                    Director
        --------------------------------------
                   David B. Garvin


                 /s/ J.P. HAYDEN, JR.                   Director
        --------------------------------------
                   J.P. Hayden, Jr.


                  /s/ JOE F. HLADKY                     Director
        --------------------------------------
                    Joe F. Hladky


                  /s/ ROGER L. HOWE                     Director
        --------------------------------------
                    Roger L. Howe


            /s/ THOMAS J. KLINEDINST, JR.               Director
        --------------------------------------
              Thomas J. Klinedinst, Jr.


                 /s/ WILLIAM H. LACY                    Director
        --------------------------------------
                   William H. Lacy


                 /s/ SHELDON B. LUBAR                   Director
        --------------------------------------
                   Sheldon B. Lubar


                /s/ KENNETH P. MANNING                  Director
        --------------------------------------
                  Kenneth P. Manning


             /s/ DANIEL F. MCKEITHAN, JR.               Director
        --------------------------------------
               Daniel F. Mckeithan, Jr.


              /s/ CHARLES S. MECHEM, JR.                Director
        --------------------------------------
                Charles S. Mechem, Jr.


                                      -2-
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                 /s/ DAVID B. O'MALEY                   Director
        --------------------------------------
                   David B. O'Maley


                /s/ ROBERT J. O'TOOLE                   Director
        --------------------------------------
                  Robert J. O'Toole


               /s/ O'DELL M. OWENS, M.D.                Director
        --------------------------------------
                 O'dell M. Owens, M.D.


                 /s/ THOMAS E. PETRY                    Director
        --------------------------------------
                   Thomas E. Petry


                  /s/ JUDITH D. PYLE                    Director
        --------------------------------------
                    Judith D. Pyle


               /s/ JOHN J. STOLLENWERK                  Director
        --------------------------------------
                 John J. Stollenwerk


                /s/ OLIVER W. WADDELL                   Director
        --------------------------------------
                  Oliver W. Waddell


                 /s/ WILLIAM W. WIRTZ                   Director
        --------------------------------------
                   William W. Wirtz


                                      -3-